UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): September 5, 2013

MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	000-52491	26-2792552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 West Oak Commons Ct. NE Marietta, GA	30062 (Zip Code)
(Address of principal executive offices)

(770) 651-9100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 4, 2013, MiMedx Group, Inc., (the "Company") issued a press release addressing a letter received from the Food and Drug Administration (FDA) and reiterating its 2013 and 2014 guidance.  Specifically, the Company stated its disagreement with the FDA letter, and indicated it does not expect the letter to impact its expected revenue range for 2013 of $54 million to $60 million or its 2014 goal of $90 million to $110 million.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	MiMedx Group, Inc. Press Release, dated September 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Dated: September 5, 2013	By:	/s/: Michael J. Senken
Michael J. Senken, Chief Financial Officer